PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

TH4742

THORNBURG INVESTMENT TRUST SUPPLEMENT
Dated January 5, 2021

to the

THORNBURG FUNDS STATEMENTS OF ADDITIONAL INFORMATION
applicable to Class A, C, D, I, R3, R4, R5 and R6 shares
dated February 1, 2020, as supplemented September 30, 2020 and October 19, 2020

THORNBURG FUNDS STATEMENT OF ADDITIONAL INFORMATION
applicable to Class A, C and I shares
dated September 30, 2020, as supplemented December 18, 2020

THORNBURG FUNDS STATEMENTS OF ADDITIONAL INFORMATION
applicable to Class A, C, I, R3, R4, and R5 shares
dated December 18, 2020

Independent Trustee Retirement and Appointment of New Lead Independent Trustee

Effective December 31, 2020, David A. Ater retired from his service as an independent Trustee of the Thornburg Investment Trust (the “Trust”). Effective January 1, 2021, Owen Van Essen, a current Trustee of the Trust, was appointed to serve as lead independent Trustee.